REPORT OF
INDEPENDENT
REGISTERED
PUBLIC
ACCOUNTING
FIRM



Board of Trustees and
Shareholders
AdvisorOne Funds
Omaha, Nebraska


In planning and
performing our audits of
the financial statements
of CLS Diversified
Equity Fund, CLS
Growth and Income
Fund, CLS Global
Aggressive Equity
Fund, CLS Domestic
Equity Fund, CLS
International Equity
Fund, CLS Global
Growth Fund, CLS
Enhanced Long/Short
Fund, CLS Flexible
Income Fund, and CLS
Shelter Fund (formerly
Amerigo Fund,
Clermont Fund, Select
Appreciation Fund,
Descartes Fund,
Liahona Fund, Select
Allocation Fund,
Enhanced Income Fund,
Flexible Income Fund,
and Shelter Fund,
respectively), each a
series of shares of
AdvisorOne Funds (the
"Funds") for the year
ended April 30, 2015, in
accordance with the
standards of the Public
Company Accounting
Oversight Board
(United States), we
considered their internal
control over financial
reporting, including
control activities for
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form
N-SAR, but not for the
purpose of expressing
an opinion on the
effectiveness of the
Funds' internal control
over financial reporting.
Accordingly, we
express no such
opinion.

The management of the
Funds is responsible for
establishing and
maintaining effective
internal control over
financial reporting.   In
fulfilling this
responsibility, estimates
and judgments by
management are
required to assess the
expected benefits and
related costs of controls.
A fund's internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability
of financial reporting
and the preparation of
financial statements for
external purposes in
accordance with
generally accepted
accounting principles.
A fund's internal
control over financial
reporting includes those
policies and procedures
that (1) pertain to the
maintenance of records
that, in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the
assets of the fund; (2)
provide reasonable
assurance that
transactions are
recorded as necessary to
permit preparation of
financial statements in
accordance with
generally accepted
accounting principles,
and that receipts and
expenditures of the fund
are being made only in
accordance with
authorizations of
management and
trustees of the fund; and
(3) provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of a fund's
assets that could have a
material effect on the
financial statements.

Because of inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements.   Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become inadequate
because of changes in
conditions, or that the
degree of compliance
with the policies or
procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when
the design or operation
of a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis.   A
material weakness is a
deficiency, or
combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement
of the fund's annual or
interim financial
statements will not be
prevented or detected
on a timely basis.

Board of Trustees and
Shareholders
AdvisorOne Funds
Page Two





Our consideration of the
Funds' internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and
would not necessarily
disclose all deficiencies
in internal control that
might be material
weaknesses under
standards established by
the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Funds' internal control
over financial reporting
and its operation,
including controls for
safeguarding securities,
which we consider to be
material weaknesses, as
defined above, as of
April 30, 2015.

This report is intended
solely for the
information and use of
management,
Shareholders and the
Board of Trustees of
AdvisorOne Funds and
the Securities and
Exchange Commission,
and is not intended to be
and should not be used
by anyone other than
these specified parties.





	TAI
T, WELLER &
BAKER LLP

Philadelphia,
Pennsylvania
June 29, 2015